Exhibit 99.1

Exhibit 99.1

European Investor Meetings

October 2012

Foote Hydro 1918

Zeeland 2007

Lake Winds 2012

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent

10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK

FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. Certain of these items have the potential to impact, favorably or unfavorably, the company’s reported earnings in 2012. The company is not able to estimate the impact of these matters and is not providing reported earnings guidance.

Value Proposition . . . .

Attractive dividend yield of 4.1% a

– 62% payout ratio

5% to 7% estimated long-term EPS growth rate

– Driven by $6.6 billion investment in regulated Utility over next five years

No need for block equity next five years

Constructive regulatory environment supports Utility investment in Michigan

– Over 95% of CMS Energy’s assets are regulated by the Michigan Public Service Commission

. . . . represents good total return opportunity.

a Based on closing stock price of $23.55 on September 28, 2012

Regulated Electric & Gas Utility in Michigan

• 2011 revenues $6.3 billion

Independent Power Production Seven Plants – 1,035 Net MW

• 2011 revenues $0.2 billion

Consumers Energy . . . .

Territory

Overview

Fourth largest combination utility in the United States 1.8 million electric and 1.7 million gas customers 8,600 MW of owned and purchased generation capacity 307 Bcf of gas storage capacity Premium regulatory environment

. . . . one of largest investors and employers in Michigan.

RESULTS —Total Shareowner Return . . . .

TSR Performance a

Three Year Ten Year

S&P 500 47% 88%

UTY 38 155

Future – Annual nnual Growth

9%—11%

Dividend Yield

EPS Growth

. . . . performanceerformance among best!

RESULTS — EPSa and Dividend Growth . . . .

EPS

Dividend

8% CAGR

5%—7%

(Peer Average = 4% Growth)

$0.81

$0.90

$0.96

$1.08

b

$1.21

$1.26

$1.36

$1.45

Int’l sale

$0.84

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Future

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

0

20¢

36¢

50¢

66¢

84¢

96¢

80%

39%

32%

27%

14%

2006 2007 2008 2009 2010 2011 2012

Payout 0% 25% 30% 40% 49% 58% 62%

. . . . providerovide for strong TSR.

CMS Energy MODEL . .

RESULTS –

Consistent Strong Performance

Risk Mitigation

Investment

Self-Imposed Limits

• Base Rates

Enablers

• Michigan Energy Law

• Constructive Regulation

• Lean O&M

• Sales Recovery

• Use of Net Operating perating Losses s

. . . . workingorking well.

ENABLER — Capital Investment . . . .

2012 – 2016 Plan

Opportunity Level

$6.6 Billion

• Faster smart grid

• Pipe replacements

• Pole replacements

• New gas generation

Customer rates

<2%

$10 Billion

>4%

. . . . att sustainable customer “base rate” increases.

ENABLER — Capacity . . . .

Installed Capacity Excl Classic 7 Peak Demand with 11% Reserve Margin

Classic 7

Peak Demand with 18% Reserve Margin

MW 9,500

8,500 7,500 6,500 5,500

0

Up to 1,500 MW Shortfall

2012 2013 2014 2015 2016 2017

. . . . need looms.

ENABLER —Michigan Energy Law . . . .

2008 Law

Growth

• Renewable energy plan

• Energy optimization

Speed

• File and implement ratemaking

• Forward test year

Risk Mitigation

• Retail open access cap

• Decoupling

Regulation

John Quackenbush, Chairman Appointed: 9/15/11 Term Ends: 7/2/17 Republican

Orjiakor Isiogu, Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 Democrat

Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent

. . . . providesrovides timely rate recovery and mitigates risks.

Michigan Public Service Commission

Recent Organizational Changes:

Commissioners Chair: John Quackenbush (7-17) Orjiakor Isiogu (7-13) Greg White (7-15)

Michael O’Brien Chief of Staff

Gary Kitts Executive Director

Bill Stosik Director, Financial Analysis

Brian Ballinger Director, Operations

Dan Blair Director, Regulated Energy

Paul Proudfoot Director, Electric Reliability

ENABLER —Recent Cost Performance . . . .

2011 over 2006 Electric Non-Fuel O&M Cost

Examples of Cost Reductions

Peer Average up 7%

0%

Source: SNL data service

Three voluntary separation programs Pension prefunding Health care sharing Labor agreements SAP efficiencies Productivity up 35%

. . . . bestest in class.

ENABLER —2011 Electric Costs . . . .

O&M % Revenue

Overhead % Revenue

Peer Average 22%

18%

CMS

Source: SNL data service

Peer Average 5%

2%

CMS

. . . . amongmong the best.

ENABLER —Future Cost Performance . . . .

Future O&M Cost

Flat

-6%

2012

2013-2017

Source: SNL data service

Examples of Cost Reductions

Consolidating field offices Employee productivity “Classic 7” mothballing Smart Grid Uncollectible account improvements Lower benefit costs

. . . . continuesontinues to provide sustainable rate and EPS growth.

ENABLER —Sales Recovery . . . .

Electric Salesa

GWh 40,000

35,000 30,000 25,000 20,000

0

Up 5% 2010 to 2012

6% decline 2007 to 2009

Up 9% 1983 & 1984

7% decline 1979 to 1982

1975 1979 1983 1987 1991 1995 1999 2003 2007 2012

Electric Salesa vs Prior Years

Before EO

+8%

+2.1%

2.4%

2.4%

+3%

+1.7%

+1.3%

+2%

-0.7%

-2.0%

-3.0%

+5%

First

Half

2012

Resid +0.6%

Comm +1.1

Indust +7.5

Total +3.0

-6%

2006 2007 2008 2009 2010 2011 2012

a Weather adjusted

. . . . adds rate “headroom”.

ENABLER —Federal Tax Benefits Avoid . . . .

Net NOLs and Credits

$0.8

$0.8

$0.5

$0.5

$0.3

$0.2

2011 2012 2013 2014 2015 2016 Gross NOLs (bils) $1.5 $1.3 $0.7 $0.5 $0 $0

“Block” Equity 0 0 0 0 0 0

. . . . need for equity (dilution).

ENABLER —Rate Case Filing . . . .

2008 2009 2010 2011 2012

ELECTRIC

$Filed 214 M

implement Self- $179 M

Order Final $139 M

$Filed 178 M

implement Self- $150 M

Order Final $146 M

$Filed 195 M

implement Self- $118 M

Order Final $118 M

$Filed 148 M

New Energy Law

78%

97%

100%

GAS

$Filed 114 M

implement Self-

$89 M

74%

Order Final

$66 M

$ Filed 55 M

$ Filed 49 M

Order Final Settled $31 M

implement Self-

$23 M

Order Final Settled $16 M

[Graphic Appears Here]

. . . . routine and streamlined strategy continues.

ENABLER —Electric Rate Case . . . .

Drivers

Request (mils): $148

Capital Investment: 85%

ROE 10.5%: 7

Cost and other: 8

Total 100%

Features

Adjustment mechanisms

– Pension and retiree healthcare

– Uncollectible accounts

– Revenue

– Capital investment

May avoid need for annual cases

. . . . minimizes customer volatility; enhances investor confidence.

SELF-LIMIT —Customer Rate . . . .

Rate Competiveness

Electric

Gas

3%

1%

Inflation

<1%

Base & Surcharges Fuel

(2)%

2013-2017

2013-2017

Rate Reduction Actions

Renewable surcharge down 85% Headcount – down 7% Healthcare sharing at 70/30 Labor agreements Productivity up 35% Western coal at 97% O&M cost down 6% in 2012

. . . . increasesncreases below inflation.

RISK MITIGATION . . . .

Risk Mitigation

Economy Sluggish recovery or •Customer focus downturn •Back-up liquidity

Capital Investments Regulatory recovery •Priority projects •Regulatory alignment

Regulatory / Political ROA and customer •ROA “cap” rate pressure •Base rate increases

“inflation” •Cost reduction

Commodities (prices) Regulatory •Follow MPSC-approved plan alignment to ensure recovery

Capital Structure Interest rates •Maintain flexibility •Thick liquidity •Prefund obligations

Shareowner Return Sustainable returns •Risk management

•Consistent EPS performance •Strong dividend

. . . . customer focus key.

Liquidity (as of 6/30/12) . . . .

Availability

Parent Debt Strategy

$1.6 Billion

CMS Energy

5-year revolver—2016 $523 mils

Consumers Energy

5-year revolver—2016 497

5-year revolver—2017 150

A/R Facility—2012 250

Cash 187

32% Market Cap a

• Thicker liquidity than peers

• Pre-funding

• Robust backup plan

. . . . strong and conservative.

a As of 6/30/12, comparing 18% for peers

Operating Cash Flow Growth

Amount (bils)

$2.5 2.0 1.5 1.0 0.5 0 (0.5)

Gross operating cash flow a up $0.1 billion per year

$1.7 $1.6 $1.5 $1.8 $1.9 $2.0 $2.1

Interest

Working capital and taxes

Base Investment

Investment choices

Cash flow before dividend

2010 2011 2012 2013 2014 2015 2016

NOLs & Credits $0.8 $0.8 $0.8 $0.5 $0.5 $0.3 $0.2

a Non-GAAP

KEY TAKEAWAYS . . . .

Transparent Utility investment plan benefits customers and shareowners

Premium regulatory environment

Michigan economy continues improvement

Growing cash flow enables common dividend to grow as earnings grow

Credit ratings on positive outlook at S&P and Moody’s

On track for 10th consecutive year of consistent, attractive financial performance

. . . . strong customer and investor performance.

APPENDIX

Balanced Generation – Capacity Fuel Mix

Today 2016

Renewables 4% Pumped Storage 11%

Coal Oil 35% 8%

Nuclear

Zeeland

9%

(10%)

Gas 33%

Renewables 9%

Coal Pumped Storage 23% 11%

Purchases 12%

Oil Zeeland

(9%) Gas

7% Nuclear

30% 8%

$1.5 Billion Environmental Investment . . . .

Expenditures Clean Air Standards

2012 – 2016 (bils)

Air

• NOx $0.1

• SO2 0.7

• Mercury 04.

Water 0.1 Solid Waste 0.2

Total $1.5

• Cross-State Air Pollution Rule mandates SO2 and NOx reductions by January 2012 –stayed

– Already achieving compliance

• Mercury and Air Toxics Standard (MATS)

– Largest five coal units planned to be controlled – around 2,000 MW

– Retirement or mothballing of smaller coal plants – 950 MW

. . . . to comply with state and federal laws and regulations.

Renewable Energy Investment Plans . . . .

• Michigan energy law requires:

10% renewables by 2015

– Purchase 50% and build 50%

20-year levelized surcharge

• Renewable energy surcharge reduced by $57 million annually

• Plan to invest about $0.5 billion over next five years

• $235 million, Lake Winds® Energy Park construction complete

. . . . at lower customer costs while maintaining investment.

Capital Expenditures

Plan 2012-2016 2012 2013 2014 2015 2016 Total

(mils) (mils) (mils) (mils) (mils) (mils) Electric Distribution $ 198 $ 188 $ 196 $ 191 $ 193 $ 966 Generation 101 79 136 78 130 524 New customers 31 31 35 40 39 176 Other 93 84 70 73 75 395 Base capital $ 423 $ 382 $ 437 $ 382 $ 437 $ 2,061 Gas Distribution $ 130 $ 144 $ 145 $ 145 $ 145 $ 709 New customers $ 29 $ 18 $ 20 $ 21 $ 22 $ 110 Other 56 52 47 39 40 234 Base capital $ 215 $ 214 $ 212 $ 205 $ 207 $ 1,053 Total base capital $ 638 $ 596 $ 649 $ 587 $ 644 $ 3,114 Investment choices: Environmental $ 268 $ 349 $ 320 $ 356 $ 260 $ 1,553 Reliability 250 236 249 209 212 1,156 Renewables 186 24 112 228 8 558 Smart Grid 61 51 53 54 47 266

Total choices $ 765 $ 660 $ 734 $ 847 $ 527 $ 3,533

Total Utility $ 1,403 $ 1,256 $ 1,383 $ 1,434 $ 1,171 $ 6,647

Credit Ratings . . . .

Scale

S&P/

Fitch Moody’s

A- A3 BBB+ Baa1 BBB Baa2 BBB- Baa3 BB+ Ba1

BB+ Ba1 BB Ba2 BB- Ba3 B+ B1 B B2 B- B3 Outlook

S&P Fitch Moody’s

Consumers Secured Target

CMS Unsecured Target

Positive Stable Positive

Present 2002

. . . . reflect growing confidence in Company’s performance and plans.

2012 Sensitivities . . . .

Annual Impact

Sensitivity EPS OCF

(mils)

Sales a

•Electric (38,154 Gwh) + 1% + $0.05 + $20

•Gas (283 Bcf) + 1 + 0.01 + 5 –Gas prices (NYMEX) + 1.00 * +15 –Uncollectible accounts (mils) + 5 + 0.01 *

ROE (authorized)

•Electric (10.3%) + 20 bps + 0.02 + 10

•Gas (10.3%) + 20 + 0.01 + 4

. . . . on strong performance.

* Less than 0.5 or $500,000 a Reflect 2012 sales forecast; weather adjusted

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES AS OF 08/31/12

F/V	S/U	Maturity or Call Date	Amount (000s)	DEBT/ CO
SHORT-TERM DEBT:				
V	U	03/23/13	$ 350,000	$350MM Term Loan (CECo)
F	U	SHORT-TERM	172,500	5.5% Convertible Sr Notes (Next Put Date 06/15/14) (CMS)
			$ 522,500	
LONG-TERM DEBT:				
F	S	02/15/14	$ 200,000	6% FMBs (CECo)
F	U	05/15/14	250,000	2.75% Sr Notes (CMS)
			$ 450,000	
F	S	03/15/15	$ 225,000	5% FMBs Series N (CECo)
F	U	09/30/15	250,000	4.25% Sr Notes (CMS)
F	S	10/15/15	50,000	2.60% FMBs (CECo)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
			$ 650,000	
V	S	03/31/16	$ 10,000	Barclay Revolver (CMS)
F	S	08/15/16	350,000	5.5% Series M FMBs (CECo)
V	U	12/15/16	180,000	$180MM Term Loan (CMS)
			$ 540,000	
F	S	02/15/17	$ 250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	10/15/17	100,000	3.21% FMBs (CECo)
F	U	02/15/18	250,000	5.05% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
F	S	03/15/19	350,000	6.125% FMBs (CECo)
F	U	06/15/19	300,000	8.75% Sr Notes (CMS)
F	S	09/15/19	500,000	6.70% FMBs (CECo)
F	U	02/01/20	300,000	6.25% Sr Notes (CMS)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	S	10/15/20	100,000	3.77% FMBs (CECo)
F	U	03/15/22	300,000	5.05% Sr Notes (CMS)
F	S	05/15/22	375,000	2.85% FMBs (CECo)
F	S	09/01/22	250,000	5.30% FMBs (CECo)
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)
F	S	09/01/40	50,000	6.17% FMBs (CECO)
F	S	10/15/40	50,000	4.97% FMBs (CECo)
			$ 4,432,700	
			$ 6,595,200	**TOTAL**
		Various Maturity Dates/No Maturity Date Available:		
			$ 143,306	CECo Securitization Bonds after 07/20/12 payment
			178,731	CECo Capital lease rental commitments as of 06/30/12
			458,218	EnerBank Discount Brokered CDs as of 06/30/12 (CMS)
			(15,034)	CMS Net unamortized discount as of 06/30/12
			(2,931)	CECo Net unamortized discount as of 06/30/12
			$ 7,357,491	**GRAND TOTAL**

Weighted Average Cost of Debt:	
CMS Energy	**5.44%**
Consumers Energy	**4.88**

Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured

32

Consumers Electric Utility

Financial & Operating Statistics

Years Ended December 31	2011	2010	2009	2008	2007
ELECTRIC REVENUE AND POWER COSTS ($ Millions)					
Residential	**$1,678**	$1,614	$1,387	$1,414	$1,326
Commercial	**1,197**	1,166	1,099	1,129	1,111
Industrial	**784**	749	677	810	775
Other	**39**	40	36	32	30
Total revenue from customers	**$3,698**	$3,569	$3,199	$3,385	$3,242
Wholesale	**21**	20	19	22	23
Intersystem	**43**	99	94	113	92
Retail open access/direct access	**91**	54	31	15	15
Miscellaneous	**60**	60	64	59	71
Total electric utility revenue	**$3,913**	$3,802	$3,407	$3,594	$3,443
Fuel for electric generation	**$569**	$520	$460	$483	$385
Purchased and interchange power	**1,348**	1,308	1,232	1,388	1,449
DEPRECIATION AND AMORTIZATION	**$412**	$450	$441	$438	$397
OPERATING INCOME	**$712**	$672	$488	$576	$413
NET INCOME	**$333**	$303	$194	$271	$196
DELIVERIES (Million kWhs)					
System sales					
Residential	**12,931**	12,968	12,386	12,854	13,206
Commercial	**10,903**	11,026	11,211	11,969	12,384
Industrial	**9,544**	9,061	9,290	10,563	11,153
Other	**224**	235	230	225	231
Total sales to ultimate customers	**33,602**	33,290	33,117	35,611	36,974
Wholesale	**332**	325	328	333	496
Retail open access/direct access	**3,901**	4,079	2,326	1,541	1,364
Intersystem	**1,349**	1,394	1,277	1,176	1,329
Total electric system deliveries	**39,184**	39,088	37,048	38,661	40,163
AVERAGE ELECTRIC REVENUE (¢ per kWh)					
Residential	**12.98**	12.45	11.20	11.00	10.04
Commerical	**10.98**	10.58	9.80	9.43	8.98
Industrial	**8.21**	8.27	7.29	7.67	6.95
Other	**17.41**	17.02	15.65	14.22	12.99
Total	**11.01**	10.72	9.66	9.51	8.77
ELECTRIC CUSTOMERS BILLED (At December 31)					
Residential	**1,571,319**	1,569,183	1,566,980	1,584,752	1,575,386
Commercial	**207,490**	210,380	210,223	208,931	211,365
Industrial	**8,691**	8,881	8,770	8,505	8,619
Retail Open Access/Direct Access	**1,078**	1,095	861	642	642
Other	**1,300**	1,287	1,282	2,045	2,025
Total	**1,789,878**	1,790,826	1,788,116	1,804,875	1,798,037
AUTHORIZED RETURN ON EQUITY	**10.70%**	10.70%	10.70%	10.70%	11.15%
EARNED RETURN ON EQUITY-FINANCIAL	**11.00%**	10.60%	6.40%[1]	9.40%	7.50%
RATE BASE ($ Millions)	**$7,442**	$6,815	$6,459	$6,175	$5,407
COOLING DEGREE DAYS [2]					
Normal degree days in calendar year	**584**	571	578	579	545
Actual degree days	**767**	884	379	542	773
Warmer (colder) than normal (%)	**31**	55	(34)	(6)	42
Increase (decrease) from normal in:					
Electric deliveries (millions of kWh)	**513**	855	(461)	146	736

[1] 9.1% excluding Big Rock Decommissioning refund

[2] CDD base 65 degrees, Lansing weather station, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

33

Consumers Electric Utility
Financial & Operating Statistics

Years Ended December 31	2011	2010	2009	2008	2007
FUEL COST ($ per MMBtu)					
Coal	**2.94**	2.51	2.37	2.01	2.04
Oil	**18.55**	10.98	9.59	11.54	8.21
Gas	**4.95**	5.57	6.57	10.94	10.29
Nuclear	**0.00**	0.00	0.00	0.00	0.42
Weighted average for all fuels	**3.18**	2.71	2.56	2.47	2.07
FUEL COST FOR GENERATION (%)					
Coal	**83.5**	88.2	90.6	81.0	97.9
Oil	**2.1**	3.3	2.5	4.1	9.1
Gas	**14.3**	8.4	6.8	14.6	0.9
Nuclear	**0.0**	0.0	0.0	0.0	2.2
Nox allowances	**0.1**	0.1	0.1	0.3	(10.1)
POWER GENERATED (Millions of kWhs)					
Coal	**15,468**	17,879	17,255	17,701	17,903
Oil	**7**	21	14	41	112
Gas	**1,912**	1,043	565	804	129
Nuclear	**0**	0	0	0	1,781
Renewable energy (hydro)	**425**	365	466	454	416
Net pumped storage [1]	**(365)**	(366)	(303)	(382)	(478)
Total net generation	**17,447**	18,942	17,997	18,618	19,863
Purchased and interchange:					
Non-utility generation	**12,674**	12,003	11,538	13,643	12,502
Net interchange power	**6,825**	6,045	6,925	6,653	8,009
Total net purchased and interchange power	**19,499**	18,048	18,463	20,296	20,511
Total net power supply	**36,946**	36,990	36,460	38,914	40,374
POWER GENERATED (%)					
Total net generation	**47.2**	51.2	49.4	47.8	49.2
Non-utility generation	**34.3**	32.4	31.6	35.1	31.0
Net interchange power	**18.5**	16.3	19.0	17.1	19.8
Total net purchased and interchange power	**52.8**	48.8	50.6	52.2	50.8
Total net power supply	**100.0**	100.0	100.0	100.0	100.0
NET DEMONSTRATED CAPABILITY AT PEAK (MW)					
Coal	**2,823**	2,828	2,850	2,850	2,841
Oil and gas	**1,810**	1,814	1,814	1,997	1,459
Combustion turbine	**465**	517	661	661	345
Nuclear	**0**	0	0	0	0
Renewable energy (hydro)	**77**	74	74	73	73
Pumped storage	**955**	955	955	955	955
Total owned generation	**6,130**	6,188	6,354	6,536	5,673
P&I power capability	**2,458**	3,058	2,600	3,050	3,627
Total owned and P&I	**8,588**	9,246	8,954	9,586	9,300
NET DEMONSTRATED CAPABILITY AT PEAK (%)					
Total owned generation	**71.4**	66.9	71.0	68.2	61.0
P&I power capability	**28.6**	33.1	29.0	31.8	39.0
Total owned and P&I	**100.0**	100.0	100.0	100.0	100.0
Peak load (MW) [2]	**8,930**	8,190	7,756	7,705	8,391
Reserve capacity (%)	**4**	11	17	22	12
Nameplate generating capacity (MW) at peak	**6,784**	6,784	6,784	6,784	6,784
Load factor (%) [3]	**50.8**	55.3	55.9	59.2	56.3
Heat rate-average Btu of fuel per net kWh generated	**10,214**	10,132	10,072	10,201	10,198

[1] Consumers' portion of the Ludington pumped storage facility
[2] Includes Retail Open Access customers
[3] Includes bundled service customers

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

34

Consumers Gas Utility

Financial & Operating Statistics

Years Ended December 31	2011	2010	2009	2008	2007
GAS REVENUE AND COST OF GAS ($ Millions)					
Residential	$1,655	$1,677	$1,808	$1,971	$1,823
Commercial	438	449	511	598	552
Industrial	89	88	101	124	113
Other	3	3	3	5	6
Total sales revenue	$2,185	$2,217	$2,423	$2,698	$2,494
Transportation fees	60	53	48	45	44
Miscellaneous	95	84	85	84	83
Total gas utility revenue	$2,340	$2,354	$2,556	$2,827	$2,621
Cost of gas sold	1,438	1,516	1,778	2,079	1,918
Gas utility revenue net of cost of gas	$902	$838	$778	$748	$703
DEPRECIATION, DEPLETION AND AMORTIZATION	$130	$122	$118	$136	$127
OPERATING INCOME	$272	$252	$201	$190	$170
NET INCOME	$130	$127	$96	$89	$87
SALES AND DELIVERIES (Bcf)					
Residential	157	152	163	171	167
Commercial	50	47	52	57	55
Industrial	11	10	11	12	12
Other	-	-	-	-	-
Total gas sales [1]	218	209	226	240	234
Gas transportation deliveries	119	108	93	98	107
Total gas sales and transportation deliveries	337	317	319	338	341
GAS CUSTOMERS BILLED (at December 31)					
Residential	1,579,835	1,576,520	1,574,246	1,577,863	1,580,586
Commercial	118,215	117,860	118,199	118,870	119,703
Industrial	6,721	6,938	7,073	6,961	7,014
Transportation	3,179	3,005	2,725	2,507	2,495
Total customers	1,707,950	1,704,323	1,702,243	1,706,201	1,709,798
AVERAGE GAS REVENUE ($ per Mcf)					
Residential	$10.54	$11.03	$11.09	$11.53	$10.93
Commercial	8.76	9.59	9.83	10.49	10.09
Industrial	8.09	9.17	9.18	10.33	9.62
Transportation [2]	0.82	0.82	0.82	0.70	0.68
GAS SUPPLY (MMcf)					
Gas Cost Recovery	188,177	170,575	206,866	208,296	216,843
Gas Customer Choice	48,224	38,806	31,498	24,177	19,520
Total	236,401	209,381	238,364	232,473	236,363
WORKING GAS STORAGE CAPACITY (Bcf)	142	142	142	142	143
AVERAGE COST OF GAS SOLD ($ per Mcf) [3]					
Gas Cost Recovery	$6.02	$6.73	$7.66	$8.36	$7.91
Gas Customer Choice	6.30	7.27	7.98	9.99	9.79
AUTHORIZED RETURN ON EQUITY	10.50%	10.55%	10.55%	10.55%	10.75%
EARNED RETURN ON EQUITY-FINANCIAL	10.50%	10.90%	9.90%	9.20%	9.20%
RATE BASE ($ Millions)	$3,110	$2,867	$2,778	$2,638	$2,444
HEATING DEGREE DAYS [4]					
Normal degree days in calendar year	6,678	6,731	6,732	6,741	6,767
Actual degree days	6,606	6,305	6,913	6,965	6,548
Colder (warmer) than normal (%)	(1.1)	(6.3)	2.7	3.3	(3.2)
Increase (decrease) from normal in:					
Gas deliveries (Bcf)	(0.4)	(6.4)	4.8	4.1	(6.3)

[1] Includes Gas Customer Choice sales

[2] Average gas revenue for transportation excludes amounts related to MCV and off-system transportation

[3] Includes pipeline transportation charges

[4] HDD base 65 degrees, seven weather station average, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

35

Enterprises & EnerBank

CMS ENERGY

Independent Power Production

Plant	Fuel	Ownership Interest	Gross Capacity	In-Service Year	Capacity Under LT Contract	State
Craven	Wood	50%	50	1990	100%	NC
DIG	Natural Gas	100	710	2001	20	MI
Filer City	Coal	50	73	1990	100	MI
Genesee	Wood	50	40	1996	100	MI
Grayling	Wood	50	38	1992	100	MI
MI Power	Natural Gas	100	224	1999	59	MI
Net MW Owned by CMS			1,035			


Michigan Power
(Livingston)
Grayling
Filer City
Genesee
EnerBank HQ
Michigan Power
(Kalamazoo
River)
DIG
Renewables
Other
Craven

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

36

GAAP RECONCILIATION

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05	0.33	0.03	0.00
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)	(0.11)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*	(0.01)
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-11 EPS

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2009	2010	2011	2012	2013	2014	2015	2016
Consumers Operating Income + Depreciation & Amortization	$1,248	$1,498	$1,527	$1,651	$1,735	$1,860	$1,977	$2,051
Enterprises Project Cash Flows	16	39	24	25	27	33	35	35

Gross Operating Cash Flow	$1,264	$1,537	$1,551	$1,676	$1,762	$1,893	$2,012	$2,086
Other operating activities including taxes, interest payments and working capital	(416)	(578)	(382)	(426)	(412)	(443)	(757)	(776)

Net cash provided by operating activities	$848	$959	$1,169	$1,250	$1,350	$1,450	$1,255	$1,310

2009-16 OCF